Exhibit 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal executive officer and a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2010.

/s/ David J. Bronczek
David J. Bronczek
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Sue Langford, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David J. Bronczek, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Sue Langford
Notary Public
My Commission Expires:
July 17, 2012

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2010.

/s/ T. Michael Glenn
T. Michael Glenn
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that T. Michael Glenn, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public
My Commission Expires:
February 13, 2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of June, 2010.

/s/ Alan B. Graf, Jr.
Alan B. Graf, Jr.
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public
My Commission Expires:
February 13, 2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2010.

/s/ Robert B. Carter
Robert B. Carter
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert B. Carter, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public
My Commission Expires:
February 13, 2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2010.

/s/ Michael L. Ducker
Michael L. Ducker
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Susan M. Thone, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Michael L. Ducker, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Susan M. Thone
Notary Public
My Commission Expires:
November 9, 2011

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2010.

/s/ Frederick W. Smith
Frederick W. Smith
STATE OF TENNESSEE
COUNTY OF SHELBY
I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ June Y. Fitzgerald
Notary Public
My Commission Expires:
August 22, 2010

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 2010.

/s/ Cathy D. Ross
Cathy D. Ross
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Vicki L. Hensley, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Cathy D. Ross, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Vicki L. Hensley
Notary Public
My Commission Expires:
October 12, 2011

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Cathy D. Ross, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2010.

/s/ J. Rick Bateman
J. Rick Bateman
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Vicki L. Hensley, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. Rick Bateman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ Vicki L. Hensley
Notary Public
My Commission Expires:
October 12, 2011

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Cathy D. Ross and J. Rick Bateman, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June, 2010.

/s/ Christine P. Richards
Christine P. Richards
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Christine P. Richards, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Mary T. Britt
Notary Public
My Commission Expires:
February 13, 2013